                                 [PIONEER LOGO]


Pioneer Indo-Asia
Fund*


ANNUAL REPORT 10/31/98


*Formerly Pioneer India Fund

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               6
Schedule of Investments                       9
Financial Statements                         15
Notes to Financial Statements                21
Report of Independent Public Accountants     28
Results of Shareowner Meeting                29
Trustees, Officers and Service Providers     31
Retirement Plans from Pioneer                32
Programs & Services                          34
A Salute to Pioneer Fund                     36
The Pioneer Family of Mutual Funds           37

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 10/31/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this report for Pioneer Indo-Asia Fund, covering the fiscal year ended October 31, 1998. Thank you for your investment with Pioneer, and I appreciate this opportunity to comment briefly on the world of finance. I would also like to thank you for voting on the proposals put forth earlier in the year. Please see the results on page 30.


Change is inevitable and the future uncertain. Seventy years of experience in an up and down investment world tells us that. And so, after much deliberation and not a little research, we concluded that it was time to broaden the investment focus of Pioneer India Fund to include significant portions of Indo-Asia. As an India-only investment, your Fund was a stalwart performer among its peers. However, we felt it was in the best interest of shareowners to invest across a variety of markets as opposed to the focus of a single-country fund. Our research has pointed to incredible potential values throughout Asia, not just India. So we expanded the scope of the Fund with your approval.


At Pioneer, we believe the success of long-term investing has most often been determined by discipline, patience and clear thinking. We are conservative investors who believe in the value of compounding and long-term appreciation. However, this does not mean that a company that has invested in an ever-changing marketplace for more than 70 years cannot recognize a new opportunity when it sees it.


I encourage you to read on and learn more about Pioneer Indo-Asia Fund. Please pay special attention to the portfolio manager's discussion as it provides you with a look into the nuts and bolts of your Fund's new portfolio. If you have questions about your Fund, please contact your investment professional, or call Pioneer at 1-800-225-6292.


Respectfully,


/s/ John F. Cogan, Jr.


John F. Cogan, Jr.,
Chairman and President

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 10/31/98
--------------------------------------------------------------------------------

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)


International Common Stocks          77%
Short-Term Cash Equivalents           9%
Depositary Receipts
for International
Stocks                                6%
U.S. Common Stocks                    6%
Warrants                              2%



G e o g r a p h i c a l   D i s t r i b u t i o n
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

Hong Kong         32%                 Thailand                        4%
India             22%                 Australia                       3%
Singapore         16%                 Indonesia                       2%
Taiwan             8%                 People's Republic of China      2%
United States      6%                 Pakistan                        1%
Philippines        4%



1 0   L a r g e s t   H o l d i n g s

--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

  1. Korea Fund, Inc.          5.76%          6. Hutchison Whampoa Ltd.    2.84%
  2. Cheung Kong Holdings      3.85           7. Sun Hung                  2.47
     Ltd.                                        Kai Properties Ltd.
  3. IDT International Ltd.    3.37           8. Keppel Corp.              2.30
  4. Development Bank of       3.27           9. City Developments Ltd.    2.21
     Singapore
  5. NIIT Ltd.                 3.20          10. Housing Development       2.20
                                                 Finance Corp.

 Fund holdings will vary for other periods.

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/98                          CLASS A SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                    10/31/98       10/31/97
                              $ 6.28         $ 7.14

 Distributions per Share      Income         Short-Term          Long-Term
 (10/31/97-10/31/98)          Dividends      Capital Gains       Capital Gains
                                  -               -                    -


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Indo-Asia Fund at public offering price, compared to the growth of the MSCI All Country Asia Free Ex-Japan Index and the MSCI Emerging Markets Asia Free Index.


Class A Mountain Chart Plot Points
9425    10000   10000
9574    10519   10364
9246    11313   11317
7620     8995    9087
7538     9605    9306
7981    10716   10425
6955    10166    9455
6520    11237    9924
8252    11855   11035
6988    10695    9746
5707    10994    9613
5772    11711   10154
6093    10977    9676
6914    11993    9903
5863     7639    6140
4672     6257    4894
5797     6817    5419
4721     4998    3921
5157     5725    3822

Pioneer Indo-Asia Fund*

MSCI All Country Asia Free
Ex-Japan

MSCI Emerging Markets
Asia Free Index

Average Annual Total Returns
(As of October 31, 1998)

                 Net Asset     Public Offering
Period           Value         Price*
Life-of-Fund     -12.92%      -14.09%
(6/23/94)
1 Year           -12.04       -17.15

* Reflects deduction of the maximum
  5.75% sales charge at the beginning
  of the period and assumes reinvest-
  ment of distributions at net asset
  value.


+ Index comparisons begin 6/30/94. The Morgan Stanley Capital International
(MSCI) All Country Asia Free Ex-Japan Index is an unmanaged, capitalization-weighted measure of securities trading in China Free, Hong Kong, India, Indonesia Free, Korea @ 50%, Malaysia Free, Pakistan, Philippines Free, Singapore Free, Sri Lanka, Taiwan @ 50%, and Thailand Free; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. Prior to October 1, 1998, the Fund primarily invested in securities of Indian issuers and its comparative index was the MSCI Emerging Markets Asia Free Index. You cannot invest directly in either Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/98                          CLASS B SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  10/31/98       10/31/97
                            $ 6.08         $ 6.96

 Distributions per Share    Income         Short-Term          Long-Term
 (10/31/97 - 10/31/98)      Dividends      Capital Gains       Capital Gains
                                -               -                    -

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Indo-Asia Fund, compared to the growth of the MSCI All Country Asia Free Ex-Japan Index and the MSCI Emerging Markets Asia Free Index.


Class B Mountain Chart Plot Points
10000   10000   10000
10157   10519   10364
 9783   11313   11317
 8048    8995    9087
 7944    9605    9306
 8396   10716   10425
 7309   10166    9455
 6839   11237    9924
 8614   11855   11035
 7283   10695    9746
 5925   10994    9613
 5995   11711   10154
 6308   10977    9676
 7152   11993    9903
 6056    7639    6140
 4820    6257    4894
 5977    6817    5419
 4855    4998    3921
 5184    5725    3822

Pioneer Indo-Asia Fund*

MSCI All Country Asia Free
Ex-Japan

MSCI Emerging Markets
Asia Free Index

  Average Annual Total Returns
  (As of October 31, 1998)

                  If            If
Period           Held       Redeemed
Life-of-Fund     -13.59%      -13.99%
(6/23/94)
1 Year           -12.64       -16.14

* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the period
  and assumes reinvestment of
  distributions. The maximum CDSC
  of 4% declines over six years.


+ Index comparisons begin 6/30/94. The Morgan Stanley Capital International
(MSCI) All Country Asia Free Ex-Japan Index is an unmanaged, capitalization-weighted measure of securities trading in China Free, Hong Kong, India, Indonesia Free, Korea @ 50%, Malaysia Free, Pakistan, Philippines Free, Singapore Free, Sri Lanka, Taiwan @ 50%, and Thailand Free; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. Prior to October 1, 1998, the Fund primarily invested in securities of Indian issuers and its comparative index was the MSCI Emerging Markets Asia Free Index. You cannot invest directly in either Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/98                          CLASS C SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  10/31/98       10/31/97
                            $ 6.00         $ 6.93

 Distributions per Share    Income         Short-Term          Long-Term
 (10/31/97 - 10/31/98)      Dividends      Capital Gains       Capital Gains
                                -               -                    -

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Indo-Asia Fund, compared to the growth of the MSCI All Country Asia Free Ex-Japan Index and the MSCI Emerging Markets Asia Free Index.


Class C Mountain Chart Plot Points
10000   10000   10000
12548   10550   11119
10611    9517    9820
 8637    9784    9686
 8739   10422   10231
 9197    9769    9750
10433   10673    9979
 8828    6798    6187
 7019    5568    4931
 8713    6067    5461
 7045    4448    3951
 7643    5095    3851

Pioneer Indo-Asia Fund*

MSCI All Country Asia Free
Ex-Japan

MSCI Emerging Markets
Asia Free Index

  Average Annual Total Returns
  (As of October 31, 1998)

                    If          If
  Period           Held      Redeemed
  Life-of-Fund     -9.31%       -9.31%
  (1/31/96)
  1 Year          -13.42       -13.42



* Assumes reinvestment of distributions.
The 1% contingent deferred sales
charge (CDSC) applies to investments
sold within one year of purchase.

The Morgan Stanley Capital International (MSCI) All Country Asia Free Ex-Japan Index is an unmanaged, capitalization-weighted measure of securities trading in China Free, Hong Kong, India, Indonesia Free, Korea @ 50%, Malaysia Free, Pakistan, Philippines Free, Singapore Free, Sri Lanka, Taiwan @ 50%, and Thailand Free; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. Prior to October 1, 1998, the Fund primarily invested in securities of Indian issuers and its comparative index was the MSCI Emerging Markets Asia Free Index. You cannot invest directly in either Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/98
--------------------------------------------------------------------------------

The successful conversion of the Fund's investment focus from India to Indo-Asia is the dominant topic in the following interview with Christopher D. Lively, portfolio manager of the Fund. Mr. Lively handles the day-to-day management of the Fund and was instrumental in converting to its new investment strategy.


Q: How did the conversion affect the Fund's performance?

A: Over the entire fiscal year the Fund returned -12.0% outperforming the -24.4% average of the 84 funds in the Lipper Pacific ex-Japan category. The Fund converted from India to Indo-Asia on October 1. Since then, shareowners have enjoyed positive returns. Class A Shares returned 12.3% at net asset value for the month ended October 31, 1998, while the 88 funds in the Lipper Pacific ex-Japan category had an average return of 16.3%. (Lipper Analytical Services, Inc. is an independent research firm that tracks mutual fund performance.)


Q: Why change the Fund's investment focus from India to Indo-Asia?

A: Broadening the Fund's investment range provides better, more diversified, investment opportunities for the portfolio. We believe that the most exciting Asian recovery stories will happen in many different places. Even in the less developed countries of the region such as Thailand and the Philippines, we believe we now have the opportunity to buy stocks that, despite higher risk, will benefit from improving fundamentals and greater financial disclosure. While in countries such as Hong Kong and Singapore, there is a history of capable legal, banking and administrative systems. The lack of these broad country-wide fundamentals generally defines the greater risk of investing overseas, especially in emerging markets.

    Some of the countries the Fund may now invest in are Australia, China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan and Thailand.


Q: Will the Fund continue to invest in India?

A: Yes. We continue to believe in India's long-term prospects. It is a dynamic nation with some very interesting, very well-run companies.

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    As of October 31, 22% of the portfolio's equity assets are still invested there. That allocation is expected eventually to drop to around 10% as we align ourselves more closely with the Fund's comparative index and seek opportunities elsewhere in Asia.

    In India, we continue to favor the pharmaceutical and software industries. India's pharmaceutical companies are high growth companies that tend to be less affected by cyclical swings in the national economy, while its software companies are competitive worldwide. The Fund's holdings include, among others, top ten company NIIT, one of world's largest educational multimedia developers and the first independent course developer Microsoft has used outside the United States, and Pfizer, the Indian subsidiary of the U.S. pharmaceutical giant. The Fund also maintains a presence in the Indian telecom industry with familiar names from the past, Videsh Sanchar Nigam and Mahanagar Telephone Nigam.

    However, to move forward and make room for holdings outside of India, we have sold most of our holdings in the Indian hotel sector and the Indian energy sector including Bharat Petroleum and Madras Refineries among others. In anticipation of lower commodities prices, we have kept the Fund's position in energy smaller than in the past. We have significantly increased the Fund's exposure to the financial sector in Asia but eliminated a majority of our position in India's financial sector including State Bank of India. Again, these changes and others allowed us to invest in many of the underpriced, quality companies outside of India that we believe will eventually benefit the Fund.


Q: Who are some of these quality companies?

A: Many of Singapore's banks are a good example. First, the country has a healthy current account surplus and the currency there is relatively strong. In general, there are not the same threats to Singapore's banks as there are for other countries in the region. The banks also have a history of strong, conservative management. Prices for these financial companies fell unfairly with the rest of Asia in the past year and we see them as a real opportunity. One of the Fund's early top ten holdings is Development Bank of Singapore.

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/98                          (continued)
--------------------------------------------------------------------------------

    Telecommunications holds promise throughout Asia. Right now, stocks for cellular companies are much cheaper in Asia than other parts of the world. Smartone, a recent acquisition for the Fund, is one of the top three cellular phone companies in Hong Kong and has excellent potential for expansion into Taiwan and China. Another Hong Kong based company, Hutchison Whampoa, is one of the Fund's top ten holdings and a multi-business conglomerate with large interests in mobile telephony. It is well positioned to benefit from the growing market in China and elsewhere in the region.

    Outsourcing - companies that manufacture goods for large multinational businesses such as Dell or Walmart - is a theme that runs through the new portfolio. Taiwan Semiconductor Manufacturing, which has been doing work for U.S. based fabless semiconductor companies, and Li & Fung (Hong Kong), a supplier for the Gap, are two examples.


Q: Going forward, what are the prospects for the Asia and how do you plan to invest in that environment?

A: We believe the region, however slowly, is on the way back from a tumultuous period of economic recession and destabilized currencies. Long term, prospects are looking up. Investor attitudes seem to have turned from outright fear to cautious interest. Korea and Thailand are making progress with bank reforms, working with the International Monetary Fund. Currencies are stabilizing throughout the region. We are also seeing companies - much the way European enterprises have - begin to build value for stockholders by restructuring balance sheets and positioning themselves to be competitive locally and globally.

    Although we see great potential in Asia, we move forward with cautious optimism. Strong research is crucial in this still volatile investing environment, and we continue to screen each company carefully before making any investment decisions. With that in mind, we look forward to an exciting year in 1999.

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/98
--------------------------------------------------------------------------------

    Shares                                                         Value
             INVESTMENT IN SECURITIES - 91.3%
             COMMON STOCKS - 89.5%
             Basic Materials - 5.4%
             Agricultural Products - 0.4%
   2,500     Novartis India Ltd.                                $ 41,017
                                                                --------
             Aluminum - 0.8%
     100     Hindalco Industries Ltd.                           $  1,207
 197,900     National Aluminum Co. Ltd.                           80,795
                                                                --------
                                                                $ 82,002
                                                                --------
             Chemicals (Specialty) - 1.0%
      25     Ciba Specialty Chemicals*                          $     80
     100     Reliance Industries Ltd.                                260
  19,600     Reliance Industries Ltd. (G.D.R.)                    99,960
                                                                --------
                                                                $100,300
                                                                --------
             Construction (Cements & Aggregates) - 0.9%
  63,000     PT Semen Gresik TBK                                $ 51,395
   3,800     Siam Cement Public Co., Ltd.*                        47,571
                                                                --------
                                                                $ 98,966
                                                                --------
             Iron & Steel - 1.1%
 163,000     China Steel Corp.                                  $110,594
     250     Tata Iron & Steel Co. Ltd.                              490
                                                                --------
                                                                $111,084
                                                                --------
             Metals & Mining - 1.2%
  15,500     WMC Ltd.                                           $ 52,631
 400,000     Yanzhou Coal Mining Co. (Class H)                    78,502
                                                                --------
                                                                $131,133
                                                                --------
             Total Basic Materials                              $564,502
                                                                --------
             Capital Goods - 1.4%
             Electrical Equipment - 0.9%
  17,000     Bharat Heavy Electricals Ltd.*                     $ 94,879
                                                                --------
             Engineering & Construction - 0.4%
   7,000     Larsen & Toubro Ltd. (G.D.R.)                      $ 47,250
                                                                --------
             Manufacturing (Diversified) - 0.1%
     142     ABB Asea Brown Boveri Ltd.                         $  1,766
      93     SKF Bearings India Ltd.                               1,514
                                                                --------
                                                                $  3,280
                                                                --------
             Total Capital Goods                                $145,409
                                                                --------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/98                                  (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
             Communication Services - 11.1%
             Cellular/Wireless Telecommunications - 4.6%
  38,000     Hutchison Whampoa Ltd.                                  $  272,305
  54,000     Smartone Telecommunications Inc.                           153,389
  41,500     Total Access Communication Ltd.*                            54,365
                                                                     ----------
                                                                     $  480,059
                                                                     ----------
             Telephone - 6.5%
  50,400     Hong Kong Telecommunications Ltd.                       $  100,865
  14,000     Mahanagar Telephone Nigam Ltd.*                            153,650
  22,500     Mahanagar Telephone Nigam Ltd. (G.D.R.)                     97,434
   5,200     Philippine Long Distance Telephone Co. (A.D.R.)            126,750
   9,500     PT Indonesian Satellite Corp.                               99,156
   5,000     Videsh Sanchar Nigam Ltd. (G.D.R.)                          52,375
   3,000     Videsh Sanchar Nigam Ltd.                                   52,035
                                                                     ----------
                                                                     $  682,265
                                                                     ----------
             Total Communication Services                            $1,162,324
                                                                     ----------
             Consumer Cyclicals - 7.3%
             Automobiles - 0.5%
   3,550     Bajaj Auto Ltd.                                         $   47,333
                                                                     ----------
             Hotel/Restaurant - 0.0%
     269     East India Hotels Ltd.*                                 $    1,530
                                                                     ----------
             Household Furniture & Appliances - 0.8%
  95,000     Guangdong Kelon Electronics Holdings Inc. (Class H)     $   80,955
                                                                     ----------
             Publishing - 2.3%
   8,300     News Corp. Ltd.                                         $   56,740
  21,600     Singapore Press Holdings                                   187,134
                                                                     ----------
                                                                     $  243,874
                                                                     ----------
             Retail - 3.0%
 704,000     Giordano International Ltd.                             $   84,535
  55,600     Jardine Matheson Holdings Ltd.                             155,680
  21,500     Woolworths Ltd.                                             75,708
                                                                     ----------
                                                                     $  315,923
                                                                     ----------
             Textiles - 0.7%
  38,000     Nien Hsing Textile Co. Ltd.*                            $   77,934
                                                                     ----------
             Total Consumer Cyclicals                                $  767,549
                                                                     ----------

10 The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                     Value
             Consumer Staples - 9.3%
             Beverages - 0.9%
  25,500     Coca-Cola Amatil Ltd.                      $ 94,211
                                                        --------
             Broadcasting - 0.5%
  20,000     Television Broadcasts Ltd.                 $ 53,196
                                                        --------
             Distributors (Food/Health) - 1.0%
  66,000     Li & Fung Ltd.                             $103,112
                                                        --------
             Foods - 2.1%
  47,000     Cerebos Pacific Ltd.                       $ 85,481
  64,000     Standard Foods Taiwan Ltd.                  130,270
                                                        --------
                                                        $215,751
                                                        --------
             Personal Care - 1.0%
   2,850     Hindustan Lever Ltd.                       $107,812
                                                        --------
             Restaurants - 1.0%
 314,000     Cafe' de Coral Holdings Ltd.                $107,437
                                                        --------
             Retail Stores (Food Chains) - 2.8%
 141,000     Dairy Farm International Holdings Ltd.     $173,430
  39,000     President Chain Store Corp.                 124,487
                                                        --------
                                                        $297,917
                                                        --------
             Total Consumer Staples                     $979,436
                                                        --------
             Energy - 3.5%
             Oil & Gas - 3.5%
  11,000     Cochin Refineries Ltd.                     $ 34,629
   6,000     Gulf Indonesia Resources Ltd.*               59,250
  21,700     Hindustan Petroleum Corp. Ltd.              142,362
  31,000     Oil & Natural Gas Commission Ltd.           129,121
                                                        --------
             Total Energy                               $365,362
                                                        --------
             Financial - 29.7%
             Banks (Major Regional) - 6.2%
  50,000     Bangkok Bank Ltd.                          $ 76,201
   4,000     Bank of India                                 2,124
  76,000     Dah Sing Financial Group                    133,454
  50,000     Development Bank of Singapore               313,364
 155,000     National Finance Public Co.*                 41,761
  71,000     Thai Farmers Bank Ltd.*                      89,849
                                                        --------
                                                        $656,753
                                                        --------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/98                                  (continued)
--------------------------------------------------------------------------------

Shares                                                                 Value
            Financial (Diversified) - 21.7%
453,000     Ayala Corp.                                           $  115,074
 54,000     Cheung Kong Holdings Ltd.                                369,529
 58,600     City Developments Ltd.                                   212,436
  4,000     Housing Development Finance Corp.                        210,667
  6,800     HSBC Holdings Plc                                        155,842
 43,990     Industrial Credit & Investment Corp. of India Ltd         41,940
110,000     Keppel Corp.                                             220,338
 66,500     Korea Fund, Inc.*                                        552,781
 25,000     Pakistan Investment Fund, Inc.                            39,063
 34,000     Sun Hung Kai Properties Ltd.                             237,056
 78,000     Wharf Holdings Ltd.                                      123,873
                                                                  ----------
                                                                  $2,278,599
                                                                  ----------
            Insurance (Multi-Line) - 1.8%
 16,000     Cathay Life Insurance Co.                             $   56,500
198,000     National Mutual Asia Ltd.                                135,494
                                                                  ----------
                                                                  $  191,994
                                                                  ----------
            Total Financial                                       $3,127,346
                                                                  ----------
            Healthcare - 2.2%
            Healthcare (Diversified) - 2.2%
  2,350     Cipla Ltd.                                            $   50,452
  3,025     Glaxo India Ltd.                                          32,409
     50     Hoechst Marion Roussel Ltd.                                  362
  4,600     Knoll Pharmaceuticals Ltd.                                45,132
  7,975     Merck & Co., Ltd.                                         56,178
  3,200     Pfizer Ltd.                                               51,030
     50     Ranbaxy Laboratories Ltd.                                    597
                                                                  ----------
            Total Healthcare                                      $  236,160
                                                                  ----------
            Technology - 13.6%
            Computer Services - 5.5%
180,000     Informatics Holdings Ltd.                             $   56,958
    800     Infosys Technologies Ltd.                                 43,988
  3,200     Maars Software International Ltd.                         12,332
 10,000     NIIT Ltd.                                                307,257
    100     Pentafour Software & Exports Ltd.                          1,541
  3,000     Pentafour Software & Exports Ltd. (G.D.R.)                45,000
  3,810     Satyam Computer Services Ltd.                             53,317
 69,000     ST Computer System & Service                              54,691
                                                                  ----------
                                                                  $  575,084
                                                                  ----------

12 The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund



Shares                                                              Value
               Electronics - 8.1%
   13,000      Compal Electronics Inc.*                        $   40,493
   10,000      Elec & Eltek International Co. Ltd.                 50,000
  127,000      IDT Holdings Singapore Ltd.                         97,155
2,480,000      IDT International Ltd.                             323,409
   38,000      Phoenixtec Power, Ltd.*                            80,278
   34,000      Siliconware Precision Industries Co., Ltd.*         54,526
   26,000      Taiwan Semiconductor Manafacturing Co.*             52,521
   53,000      Varitronix International Ltd.                      100,594
   15,000      Venture Manafacturing Ltd.                          49,770
                                                               ----------
                                                               $  848,746
                                                               ----------
               Total Technology                                $1,423,830
                                                               ----------
               Transportation - 3.2%
               Airlines - 3.2%
   28,000      Singapore Airlines Inc.                         $  172,043
   31,000      Swire Pacific Ltd.                                 164,506
                                                               ----------
               Total Transportation                            $  336,549
                                                               ----------
               Utilities - 2.8%
               Electric Companies - 2.8%
      550      BSES Ltd.                                       $    1,942
   31,500      CLP Holdings Ltd.                                  176,920
   19,200      Electricity Generating Public Co.*                  50,684
   13,000      Shandong Huaneng Power Co., Ltd. (G.D.R.)           66,625
                                                               ----------
               Total Utilities                                 $  296,171
                                                               ----------
               Total Common Stocks
               (Cost $8,661,173)                               $9,404,638
                                                               ----------
               WARRANTS - 1.8%
  431,500      Queenbee Restaurants Inc., 3/24/03*             $  192,491
                                                               ----------
               Total Warrants
               (Cost $90,992)                                  $  192,491
                                                               ----------
               TOTAL INVESTMENT IN SECURITIES
               (Cost $8,752,165) (a)                           $9,597,129
                                                               ----------



The accompanying notes are an integral part of these financial statements.   13

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/98                                  (continued)
--------------------------------------------------------------------------------

Principal
Amount                                                              Value


               TEMPORARY CASH INVESTMENTS - 8.7%
$   400,000    American Express Credit Corp. 5.35%, 11/2/98         $   400,000
    520,000    Household Finance Corp. 5.50%, 11/3/98                   520,000
                                                                    -----------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $920,000)                                      $   920,000
                                                                    -----------
               TOTAL INVESTMENT IN SECURITIES AND
               TEMPORARY CASH INVESTMENTS - 100%
               (Cost $9,672,165) (b)(c)                             $10,517,129
                                                                    ===========

 *  Non-income producing security.
(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

     Hong Kong                                               32%
     India                                                   22%
     Singapore                                               16%
     Taiwan                                                   8%
     United States                                            6%
     Philippines                                              4%
     Thailand                                                 4%
     Australia                                                3%
     Indonesia                                                2%
     People's Republic of China                               2%
     Pakistan                                                 1%
                                                            ----
                                                            100%
                                                            ====


(b) At October 31, 1998, the net unrealized gain on
    investments based on cost for federal income tax
    purposes of $9,673,439 was as follows:
     Aggregate gross unrealized gain for all investments
      in which there is an excess of value over tax cost.          $ 1,681,825
     Aggregate gross unrealized loss for all investments
      in which there is an excess of tax cost over value              (838,825)
                                                                   -----------
     Net unrealized gain                                           $   843,690
                                                                   ===========

(c) At October 31, 1998, the Fund had a capital loss carry forward of $14,357,643 which will expire between 2002 and 2006 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1998 aggregated $12,915,187 and $20,971,969 respectively.



14 The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
BALANCE SHEET 10/31/98
--------------------------------------------------------------------------------

ASSETS:

  Investment in securities, at value (including temporary cash
    investments of $920,000) (cost $9,672,165)                           $10,517,129
  Cash                                                                           896
  Foreign currencies, at value                                               349,521
  Receivables -
   Investment securities sold                                                364,277
   Fund shares sold                                                           11,439
   Dividends, interest and foreign taxes withheld                             41,348
  Due from Pioneer Investment Management, Inc.                                27,873
  Forward foreign currency settlement hedge contracts                          1,554
  Other                                                                        3,694
                                                                         -----------
    Total assets                                                         $11,317,731
                                                                         -----------
LIABILITIES:
  Payables -
   Investment securities purchased                                       $   178,764
   Fund shares repurchased                                                   127,731
   Forward foreign currency portfolio hedge contracts, net                    82,403
  Due to affiliates                                                           17,251
  Accrued expenses                                                           110,605
                                                                         -----------
    Total liabilities                                                    $   516,754
                                                                         -----------
NET ASSETS:
  Paid-in capital                                                        $24,400,404
  Accumulated net investment loss                                             (1,541)
  Accumulated net realized loss on investments
    and foreign currency transactions                                    (14,358,917)
  Net unrealized gain on investments                                         844,964
  Net unrealized loss on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                 (83,933)
                                                                         -----------
    Total net assets                                                     $10,800,977
                                                                         ===========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $5,229,512/832,652 shares)                           $      6.28
                                                                         ===========
  Class B (based on $5,035,549/827,792 shares)                           $      6.08
                                                                         ===========
  Class C (based on $535,916/89,265 shares)                              $      6.00
                                                                         ===========
MAXIMUM OFFERING PRICE:
  Class A                                                                $      6.66
                                                                         ===========



The accompanying notes are an integral part of these financial statements.   15

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 10/31/98


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $6,544)             $    224,227
  Interest (net of foreign taxes withheld of $43)                       13,494
                                                                  ------------
    Total investment income                                                          $    237,721
                                                                                     ------------
EXPENSES:
  Management fees                                                 $    165,913
  Transfer agent fees
   Class A                                                              53,299
   Class B                                                              36,172
   Class C                                                               3,372
  Distribution fees
   Class A                                                              11,935
   Class B                                                              64,197
   Class C                                                               5,586
  Accounting                                                            28,333
  Custodian fees                                                       160,609
  Registration fees                                                     57,723
  Professional fees                                                    111,257
  Printing                                                              17,677
  Fees and expenses of nonaffiliated trustees                           20,405
  Miscellaneous                                                         15,159
                                                                  ------------
    Total expenses                                                                   $    751,637
    Less management fees waived and expenses
      reimbursed by Pioneer Investment Management, Inc.                                  (407,865)
    Less fees paid indirectly                                                              (7,319)
                                                                                     ------------
    Net expenses                                                                     $    336,453
                                                                                     ------------
     Net investment loss                                                             $    (98,732)
                                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
   Investments                                                    $ (6,894,775)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                (240,362)      $ (7,135,137)
                                                                  ------------       ------------
  Change in net unrealized loss from:
   Investments                                                    $  4,851,162
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                 (79,239)      $  4,771,923
                                                                  ------------       ------------
  Net loss on investments and foreign currency transactions                          $ (2,363,214)
                                                                                     ------------
  Net decrease in net assets resulting from operations                               $ (2,461,946)
                                                                                     ============


16 The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 10/31/98 and 10/31/97


                                                                Year Ended        Year Ended
FROM OPERATIONS:                                               10/31/98          10/31/97
Net investment loss                                          $   (98,732)      $   (67,235)
Net realized loss on investments and foreign currency
  transactions                                                (7,135,137)       (4,655,748)
Change in net unrealized gain on investments and foreign
  currency transactions                                        4,771,923         5,135,041
                                                             -----------       -----------
  Net increase (decrease) in net assets resulting from
    operations                                               $(2,461,946)      $   412,058
                                                             -----------       -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $ 5,656,252       $14,323,444
Cost of shares repurchased                                   (12,434,423)      (15,914,676)
                                                             -----------       -----------
  Net decrease in net assets resulting from
     fund share transactions                                 $(6,778,171)      $(1,591,232)
                                                             -----------       -----------
  Net decrease in net assets                                 $(9,240,117)      $(1,179,174)
NET ASSETS:
Beginning of year                                             20,041,094        21,220,268
                                                             -----------       -----------
End of year (including accumulated net investment loss of
  $1,541 and $0, respectively)                               $10,800,977       $20,041,094
                                                             ===========       ===========


CLASS A                          '98 Shares      '98 Amount          '97 Shares      '97 Amount
Shares sold                         604,454     $ 3,887,954           1,176,102     $ 8,627,795
Less shares repurchased          (1,151,732)     (7,275,852)         (1,582,733)    (11,400,215)
                                 ----------     -----------          ----------     -----------
  Net decrease                     (547,278)    $(3,387,898)           (406,631)    $(2,772,420)
                                 ==========     ===========          ==========     ===========
CLASS B
Shares sold                         200,684     $ 1,191,510             626,809     $ 4,498,286
Less shares repurchased            (722,950)     (4,389,750)           (493,129)     (3,529,881)
                                 ----------     -----------          ----------     -----------
  Net increase (decrease)          (522,266)    $(3,198,240)            133,680     $   968,405
                                 ==========     ===========          ==========     ===========
CLASS C
Shares sold                          99,893     $   576,788             170,338     $ 1,197,363
Less shares repurchased            (126,411)       (768,821)           (136,733)       (984,580)
                                 ----------     -----------          ----------     -----------
  Net increase (decrease)           (26,518)    $  (192,033)             33,605     $   212,783
                                 ==========     ===========          ==========     ===========


The accompanying notes are an integral part of these financial statements.   17

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/98
--------------------------------------------------------------------------------

                                                                                 Year Ended     Year Ended
                                                                                  10/31/98       10/31/97
CLASS A
Net asset value, beginning of period                                            $     7.14      $    6.93
                                                                                ----------      ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                   $    (0.02)     $   (0.01)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                      (0.84)          0.22
                                                                                ----------      ---------
  Net increase (decrease) from investment operations                            $    (0.86)     $    0.21
Distributions to shareholders:
 Net investment income                                                                   -              -
                                                                                ----------      ---------
Net increase (decrease) in net asset value                                      $    (0.86)     $    0.21
                                                                                ----------      ---------
Net asset value, end of period                                                  $     6.28      $    7.14
                                                                                ==========      =========
Total return*                                                                       (12.04)%         3.03%
Ratio of net expenses to average net assets                                           2.31%+         2.29%+
Ratio of net investment (loss) to average net assets                                 (0.52)%+       (0.09)%+
Portfolio turnover rate                                                                101%            71%
Net assets, end of period (in thousands)                                        $    5,230      $   9,846
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                        5.30%          4.39%
  Net investment (loss)                                                              (3.51)%        (2.19)%
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                                        2.24%          2.25%
  Net investment (loss)                                                              (0.45)%        (0.05)%



                                                                               Year Ended     Year Ended      6/23/94 to
                                                                                10/31/96       10/31/95       10/31/94(a)
CLASS A
Net asset value, beginning of period                                           $    8.47     $    11.28       $ 11.50
                                                                               ---------     ----------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                  $    0.03     $    (0.01)      $  0.04
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                   (1.57)         (2.78)        (0.26)
                                                                               ---------     ----------       ---------
  Net increase (decrease) from investment operations                           $   (1.54)    $    (2.79)      $ (0.22)
Distributions to shareholders:
 Net investment income                                                                 -          (0.02)            -
                                                                               ---------     ----------       ---------
Net increase (decrease) in net asset value                                     $   (1.54)    $    (2.81)        (0.22)
                                                                               ---------     ----------       ---------
Net asset value, end of period                                                 $    6.93     $     8.47       $ 11.28
                                                                               ==========    ==========       =========
Total return*                                                                     (18.18)%       (24.78)%       (1.91)%
Ratio of net expenses to average net assets                                         2.28%+         2.28%+        2.25%**
Ratio of net investment (loss) to average net assets                                0.32%+       ( 0.14)%+       0.92%**
Portfolio turnover rate                                                               64%            53%          109%**
Net assets, end of period (in thousands)                                       $  12,388     $    8,397       $11,445
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                      4.29%          4.21%         6.57%**
  Net investment (loss)                                                            (1.69)%        (2.07)%       (3.40)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                                      2.25%          2.25%            -
  Net investment (loss)                                                             0.35%         (0.11)%           -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 + Ratio assumng no reduction for fees paid indirectly.

18   The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/98
--------------------------------------------------------------------------------

                                                                                 Year Ended     Year Ended
                                                                                  10/31/98       10/31/97
CLASS B
Net asset value, beginning of period                                            $     6.96      $    6.80
                                                                                ----------      ---------
Increase (decrease) from investment operations:
 Net investment loss                                                            $    (0.09)     $   (0.04)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                      (0.79)          0.20
                                                                                ----------      ---------
   Net increase (decrease) from investment operations                           $    (0.88)     $    0.16
Distributions to shareholders:
 Net investment income                                                                   -              -
                                                                                ----------      ---------
Net increase (decrease) in net asset value                                      $    (0.88)     $    0.16
                                                                                ----------      ---------
Net asset value, end of period                                                  $     6.08      $    6.96
                                                                                ==========      =========
Total return*                                                                       (12.64)%         2.35%
Ratio of net expenses to average net assets                                           2.81%+         2.90%+
Ratio of net investment (loss) to average net assets                                 (1.03)%+       (0.62)%+
Portfolio turnover rate                                                                101%            71%
Net assets, end of period (in thousands)                                        $    5,036      $   9,392
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                        5.94%          4.99%
  Net investment (loss)                                                              (4.16)%        (2.71)%
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                                        2.76%          2.86%
  Net investment (loss)                                                              (0.98)%        (0.58)%



                                                                                 Year Ended      Year Ended      6/23/94 to
                                                                                  10/31/96        10/31/95       10/31/94(a)
CLASS B
Net asset value, beginning of period                                            $     8.39      $    11.24       $ 11.50
                                                                                ----------      ----------       -------
Increase (decrease) from investment operations:
 Net investment loss                                                            $    (0.03)     $    (0.07)      $     -
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                      (1.56)          (2.77)        (0.26)
                                                                                ----------      ----------       ---------
   Net increase (decrease) from investment operations                           $    (1.59)     $    (2.84)      $ (0.26)
Distributions to shareholders:
 Net investment income                                                                   -           (0.01)            -
                                                                                ----------      ----------       ---------
Net increase (decrease) in net asset value                                      $    (1.59)     $    (2.85)      $ (0.26)
                                                                                ----------      ----------       ---------
Net asset value, end of period                                                  $     6.80      $     8.39       $ 11.24
                                                                                ==========      ==========       =========
Total return*                                                                       (18.95)%        (25.31)%       (2.26)%
Ratio of net expenses to average net assets                                           3.15%+          3.01%+        3.21%**
Ratio of net investment (loss) to average net assets                                 (0.45)%+       (0.86)%+       (0.01)%**
Portfolio turnover rate                                                                 64%             53%          109%**
Net assets, end of period (in thousands)                                        $    8,275      $    5,991       $ 6,084
Ratios assuming no waiver of management fees and assumption
  and no reduction for fees paid indirectly:
  Net expenses                                                                        5.23%           4.91%         7.50%**
  Net investment (loss)                                                              (2.53)%         (2.76)%       (4.28)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                                        3.13%           2.97%            -
  Net investment (loss)                                                              (0.43)%         (0.82)%           -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/98
--------------------------------------------------------------------------------

                                                                                              Year Ended
                                                                                               10/31/98
CLASS C
Net asset value, beginning of period                                                         $     6.93
                                                                                             ----------
Increase (decrease) from investment operations:
 Net investment loss                                                                         $    (0.07)
 Net realized and unrealized gain (loss) on investments and                                       (0.86)
  foreign currency transactions                                                              ----------
Net increase (decrease) in net asset value                                                   $    (0.93)
                                                                                             ----------
Net asset value, end of period                                                               $     6.00
                                                                                             ==========
Total return*                                                                                    (13.42)%
Ratio of net expenses to average net assets                                                        2.85%+
Ratio of net investment loss to average net assets                                               ( 1.06)%+
Portfolio turnover rate                                                                             101%
Net assets, end of period (in thousands)                                                     $      536
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                                     6.12%
  Net investment loss                                                                            ( 4.33)%
Ratios assuming waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
  Net expenses                                                                                     2.76%
  Net investment loss                                                                            ( 0.97)%


                                                                                             Year Ended        1/31/96 to
                                                                                              10/31/97          10/31/96
CLASS C
Net asset value, beginning of period                                                         $    6.77       $    7.85
                                                                                             ---------       ---------
Increase (decrease) from investment operations:
 Net investment loss                                                                         $   (0.04)      $   (0.02)
 Net realized and unrealized gain (loss) on investments and                                       0.20          ( 1.06)
  foreign currency transactions                                                              ---------       -----------
Net increase (decrease) in net asset value                                                   $    0.16       $   (1.08)
                                                                                             ---------       -----------
Net asset value, end of period                                                               $    6.93       $    6.77
                                                                                             =========       ===========
Total return*                                                                                     2.36%         (13.76)%
Ratio of net expenses to average net assets                                                       2.84%+          3.12%**+
Ratio of net investment loss to average net assets                                               (0.56)%+        (0.42)%**+
Portfolio turnover rate                                                                             71%             64%
Net assets, end of period (in thousands)                                                     $     803       $     557
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                                    4.89%           4.63%**
  Net investment loss                                                                            (2.61)%         (1.93)%**
Ratios assuming waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
  Net expenses                                                                                    2.78%           3.06%**
  Net investment loss                                                                            (0.50)%        ( 0.36)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**Annualized.
+ Ratio assuming no reduction for fees paid indirectly.

20   The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/98
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Indo-Asia Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Effective October 1, 1998, certain changes were made to the Fund's operations including, among other things, a new management contract. In connection with this policy change, the Fund changed its name from Pioneer India Fund. The new investment objective of the Fund is to seek long-term growth of capital by investing primarily in securities of issuers in Asia (excluding Japan) and the Indian subcontinent.

The Fund offers three classes of shares--Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/98                            (continued)
--------------------------------------------------------------------------------

   New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investments in countries with limited or developing markets, such as India, may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

   In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed. At October 31, 1998, the value of the Fund's investments undergoing the registration process amounted to $574,124 or 5% of total net assets.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.


D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the year ended October 31, 1998, the Fund paid no capital gains taxes on the sale of certain foreign securities.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/98                            (continued)
--------------------------------------------------------------------------------

   The Fund has reclassified $97,191 and $252,387 from accumulated net investment loss and accumulated net realized loss on investments and foreign currency transactions, respectively, to paid-in capital. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.


E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $3,201 in underwriting commissions on the sale of fund shares during the year ended October 31, 1998.


F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.10% of the Fund's average daily net assets. Prior to October 1, 1998, management fees were calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 2.10% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. Prior to October 1, 1998, PIM had voluntarily agreed to limit management fees and other operating expenses to the extent that such expenses exceeded 2.25% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares were reduced only to the extent that such expenses were reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

PIM has appointed Kothari Pioneer AMC Ltd. (the Indian Adviser) as the Fund's adviser in India. In managing the Fund's Indian investments, PIM relies on the advice and local expertise of the Indian Adviser. The Indian Adviser is a joint venture between PIM and Investment Trust of India Limited, a corporation organized under the laws of India. As compensation for its services under its subadvisory agreement with PIM and the Fund, PIM pays the Indian Adviser a management fee at the annual rate from 0.10% to 0.60% of the Fund's average gross assets invested in India's securities markets, including assets invested in American, global or other types of depository receipts for securities traded in India's securities markets. The annual rate is 0.10% of such gross assets up to $15 million; 0.20% of the next $30 million; 0.40% of the next $15 million; and 0.60% of the excess over $60 million.

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/98                            (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $11,952 in transfer agent fees payable to PSC at October 31, 1998.


4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares. (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $5,299 in distribution fees payable to PFD at October 31, 1998.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 1998, CDSCs in the amount of $64,056 were paid to PFD.


5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1998, the Fund's expenses were reduced by $7,319 under such arrangements.


6. Forward Foreign Currency Contract

At October 31, 1998, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contact, the Fund must make delivery of the foreign currency.

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at October 31, 1998 were as follows:



---------------------------------------------------------------------------------------
                                                                                Net
              Contracts      In Exchange     Settlement                      Unrealized
 Currency     to Deliver         For            Date           Value            Loss
----------   ------------   -------------   ------------   -------------   -------------
  INR        67,500,000     $1,500,000       12/02/98      $1,582,403      ($ 82,403)
---------------------------------------------------------------------------------------




At October 31, 1998, the gross forward foreign currency settlement contracts receivable and payable were $137,732 and $139,286, respectively, resulting in a net receivable of $1,554.


7. Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the period from April 14, 1998 through October 31, 1998 was $63,399. The average daily shares outstanding during the period were 1,931,688, resulting in an average borrowing per share of $0.03. The related weighted average annualized interest rate for the period was 5.8%, and the total interest expense on such borrowings was $3,179.

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Indo-Asia Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Indo-Asia Fund, formerly Pioneer India Fund, as of October 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Indo-Asia Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP



Boston, Massachusetts
December 4, 1998

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
--------------------------------------------------------------------------------

On September 15, 1998, Pioneer Indo-Asia Fund (formerly Pioneer India Fund) held a special meeting of shareowners. The following proposals were passed by shareowner vote. Here are the detailed results of the vote.

Proposal 1 -- To approve a change to the Fund's primary investment focus, allowing the Fund to invest in the securities of Asian issuers, including those in India.


Affirmative        Against           Abstain
963,511.534        72,117.510        47,529.909

Proposal 2 -- Elect nine Trustees to serve on the Board of Trustees.


Nominee                     Affirmative          Withheld
Mary K. Bush                1,251,925.289        41,958.664
John F. Cogan, Jr.          1,252,741.298        41,142.655
Richard H. Egdahl, M.D.     1,249,911.711        43,972.242
Margaret B.W. Graham        1,251,929.354        41,954.599
John W. Kendrick            1,249,916.861        43,967.092
Marguerite A. Piret         1,253,545.950        40,338.003
David D. Tripple            1,251,365.709        42,518.244
Stephen K. West             1,249,648.485        44,235.468
John Winthrop               1,253,539.875        40,344.078

Proposal 3 -- Approve amendment or elimination of the Fund's fundamental investment restriction regarding:

Proposal 3a -- Borrowing

Affirmative        Against           Abstain
909,301.607        87,024.866        86,832.480

Proposal 3b -- Pledging Assets

Affirmative        Against           Abstain
924,075.000        75,043.474        84,040.479

Proposal 3c -- Loans


Affirmative        Against           Abstain
926,548.910        69,584.707        87,025.336

Proposal 3d -- Commodities


Affirmative        Against           Abstain
910,111.299        88,833.369        84,214.285

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Proposal 4 -- Ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.


Affirmative          Against           Abstain
1,207,023.327        25,718.741        61,141.885

Pioneer Indo-Asia Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                           Officers
John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
Mary K. Bush                        President
Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice President
Margaret B.W. Graham               Jaskaran S. Teja, Vice President
John W. Kendrick                   Norman Kurland, Vice President
Marguerite A. Piret                Mark H. Madden, Vice President
David D. Tripple                   John A. Boynton, Treasurer
Stephen K. West                    Joseph P. Barri, Secretary
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match Plan for Employees)
401(k) or IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


              Most retirement plan withdrawals must meet specific
                         conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Simplified Employee Pension Plan (SEP

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.







               Most retirement plan withdrawals must meet specific
                         conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
A SALUTE TO PIONEER FUND
--------------------------------------------------------------------------------

[PIONEER FUND 70TH BIRTHDAY LOGO]



This year, 1998, marks a special anniversary for the Pioneer family of mutual funds and an important milestone for the entire mutual fund industry. In the mid 1920s, a group of forward thinking financial professionals started the first "open-end" investment companies, known today as mutual funds. They provided a way for small investors to benefit from professional financial management.

In 1928, Pioneer Fund became the fourth mutual fund created.

Since then, Pioneer Fund has gone to work for its shareowners every day for 70 years. Through 15 bear markets, 16 bull markets and even the Great Depression, Pioneer Fund has stayed true to an investment ethic that relies on the rewards of hard work.

Rather than follow trends, the financial professionals at Pioneer roll-up their sleeves and research. We look for value in an investment: companies that might not be the current rage on Wall Street, but that we believe have the business smarts on Main Street to keep their earnings strong. The Fund's investment objective continues to be growth and income.

For 70 years, Pioneer Fund has made investments based on experience, our own investment ethic, and the needs of our shareowners.

Every day, the financial professionals at Pioneer Fund come to work, aware of the job at hand. We know shareowners are investing their hard-earned money to provide for the future.

In 1928 there were four mutual funds. Today there are 11,000. Only one can tell the Pioneer Fund story.


For the complete Pioneer Fund story call your investment professional, or Pioneer at 1-800-225-6292, for a prospectus. Please read it carefully before you invest or send money.

*Class B and C Shares have been available since 7/1/96. Past performance does not guarantee future results.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Fund                               Income Funds
United States                             Taxable
Pioneer Capital Growth Fund               Pioneer America Income Trust
Pioneer Growth Shares                     Pioneer Bond Fund
Pioneer Micro-Cap Fund                    Pioneer Short-Term Income Trust
Pioneer Mid-Cap Fund
Pioneer Small Company Fund                Tax-Free
                                          Pioneer Intermediate Tax-Free Fund
International/Global                      Pioneer Tax-Free Income Fund
Pioneer Emerging Markets Fund
Pioneer Europe Fund                       Money Market Fund
Pioneer Gold Shares                       Pioneer Cash Reserves Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                            1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                         1-800-225-4321

Retirement plans information                                 1-800-622-0176

Telecommunications Device for the Deaf (TDD)                 1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                            1-800-225-4240

Our Internet e-mail address                            ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                    www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer Logo]

Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

  1298-5783
(C) Pioneer Funds Distributor, Inc.
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